UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2004

WALTER INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4211 W. Boy Scout Boulevard, Tampa, Florida

33607

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 871-4811

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 1.01               Material Definitive Agreement

On October 28, 2004, Walter Industries, Inc. (the “Company”) entered into an underwriting agreement dated October 28, 2004 among the Company, JWC Associates, L.P., JWC Associates II, L.P., KKR Partners II, L.P., Channel One Associates, L.P. (collectively, the “Selling Stockholders”) and Morgan Stanley & Co. Incorporated relating to the offer and sale by the Selling Stockholders of 8,000,00 shares of the Company’s common stock.   The Underwriting Agreement is attached hereto as Exhibit 1.01 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.

	By:	/s/ Victor P. Patrick
	Title:	Victor P. Patrick
Senior Vice President, General Counsel and Secretary

Date: November 1, 2004

Exhibit Index

1.01         Underwriting Agreement dated October 28, 2004 among the Company, JWC Associates, L.P., JWC Associates II, L.P., KKR Partners II, L.P., Channel One Associates, L.P. and Morgan Stanley & Co. Incorporated.